UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     November 29, 2005
                                                --------------------------------

                        Morgan Stanley ABS Capital I Inc.
  (as depositor for the Morgan Stanley ABS Capital I Inc. Trust 2005-HE6 to be formed pursuant to a Pooling and Servicing Agreement, dated as of November 1,
   2005 into relating to the Morgan Stanley ABS Capital I Inc. Trust 2005-HE6,
              Mortgage Pass-Through Certificates, Series 2005-HE6)
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                         333-121914-14          13-3939229
(State or other jurisdiction              (Commission         (IRS Employer
      of incorporation)                   File Number)      Identification No.)

1585 Broadway, New York, New York                                  10036
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code  212) 296-7000
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2005-HE6 Mortgage Pass-Through Certificates, Series 2005-HE6. On November 29, 2005, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2005 (the "Pooling and Servicing Agreement"), among the Company, as depositor, JPMorgan Chase Bank, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, Accredited Home Lenders, Inc., as a responsible party, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, Aames Capital Corporation, Inc., as a responsible party, NC Capital Corporation, as a responsible party, LaSalle Bank National Association, as a custodian, Wells Fargo Bank, as custodian, and Deutsche Bank National Trust Company, as custodian and trustee of Morgan Stanley ABS Capital I Inc. Trust 2005-HE6 Mortgage Pass-Through Certificates, Series 2005-HE6 (the "Certificates"), issued in fourteen classes. The Class A-1, Class A-2a, Class A-2b, Class A-2c, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of November 29, 2005 of $1,035,926,000, were sold to Morgan Stanley & Co. Incorporated ("Underwriter"), pursuant to an Underwriting Agreement dated as of November 22, 2005 by and among the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of November 1, 2005, among the Company, as depositor, JPMorgan Chase Bank, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, Accredited Home Lenders, Inc., as a responsible party, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, Aames Capital Corporation, Inc., as a responsible party, NC Capital Corporation, as a responsible party, LaSalle Bank National Association, as a custodian, Wells Fargo Bank, as custodian, and Deutsche Bank National Trust Company, as custodian and trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 16, 2005                   MORGAN STANLEY ABS CAPITAL I
                                          INC.




                                          By: /s/ Steven Shapiro
                                              ----------------------------------
                                              Name:  Steven Shapiro
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation  S-K                                                    Paper (P) or
Exhibit No.               Description                              Electronic(E)
---------------           -----------                              -------------

4                         Pooling and Servicing Agreement,              (E)
                          dated as of November 1, 2005, among
                          the Company, as depositor, JPMorgan
                          Chase Bank, as a servicer,
                          Countrywide Home Loans Servicing LP,
                          as a servicer, HomEq Servicing
                          Corporation, as a servicer,
                          Accredited Home Lenders, Inc., as a
                          responsible party, WMC Mortgage
                          Corp., as a responsible party,
                          Decision One Mortgage Company, LLC,
                          as a responsible party, Aames Capital
                          Corporation, Inc., as a responsible
                          party, NC Capital Corporation, as a
                          responsible party, LaSalle Bank
                          National Association, as a custodian,
                          Wells Fargo Bank, as custodian, and
                          Deutsche Bank National Trust Company,
                          as custodian and trustee.

                                    EXHIBIT 4

                         Pooling and Servicing Agreement